N / E / W / S R / E / L / E / A / S / E

July 25, 2018

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 40 PERCENT INCREASE IN SECOND QUARTER 2018 EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME) has reported second quarter 2018 net income of $39.6 million, an increase of 64 percent, compared to $24.1 million during the same period in 2017. Earnings per share for the period totaled $.80 per share, an increase of 40 percent, compared to the second quarter of 2017 result of $.57 per share. Net income for the six months ended June 30, 2018 totaled $76.3 million, compared to $47.3 million during the same period in 2017. Year-to-date earnings per share totaled $1.54 per share, an increase of $.41 per share, or 36 percent, over the same period in 2017. The increases in net income were driven by several key factors including strong core banking performance, two acquisitions that were fully integrated during the second half of 2017 and the impact of tax reform.

Total assets equaled $9.7 billion as of quarter-end and loans totaled $7.1 billion. The Corporation’s loan portfolio increased, by $1.5 billion, or 26 percent, during the past twelve months. The acquisition of Independent Alliance Banks, Inc. in Fort Wayne, Indiana accounted for $726 million, or 13 percent. Additionally, organic loan growth totaled $740 million, or 13 percent. Total deposits equaled $7.5 billion as of quarter-end and increased by $1.5 billion, or 25 percent. Our acquisition activity accounted for growth of $862 million, or 14 percent, while organic deposit growth totaled $624 million, or 10 percent.

Michael C. Rechin, President and Chief Executive Officer, stated, “Our second quarter results reflect a sustained effort by our teammates on high performance. Our daily execution of market coverage and high touch service continues to yield strong organic growth. In combination with our highly efficient operating model, we continue to drive net interest income, profitability, performance and returns at levels produced by the best firms in our industry. We are optimistic about the health of our markets and are investing in the talent and technology we need going forward.”

Net-interest income totaled $84.6 million for the quarter, an increase of $21.5 million, or 34 percent. Net-interest margin totaling 3.99 percent, increased by 4 basis points and included a reduction of 12 basis points related to tax reform. Yields on earning assets totaled 4.74 percent and the cost of supporting liabilities totaled .75 percent.

Non-interest income totaled $18.2 million for the quarter, a $243,000 decrease from the second quarter of 2017. Non-interest expense totaled $53.5 million up from the 2017 total of $47.3 million. Increases in non-interest expense are primarily related to acquisition activity in 2017.

Tax expense for the second quarter of 2018 totaled $8 million, or 16.7 percent of pre-tax net income. Tax expense in the prior year totaled $7.2 million, or 23 percent. The improvement in tax expense was due to a decline in the federal tax rate from 35 percent to 21 percent. Our effective rate is lower than the federal tax rate of 21 percent, primary due to approximately $10.9 million of tax free loan, securities and life insurance income in the quarter.

The Corporation’s provision expense totaled $1.7 million during the quarter primarily due to loan growth, with net charge-offs totaling $540,000. The allowance for loan losses totaled $77.5 million as of June 30, 2018, up from $70.5 million during the same period in 2017, and equaled 1.09 percent of total loans and 1.28 percent of non-purchased loans. Credit metrics continued to improve, including a decline in non-accrual loans, which totaled $20.1 million as of quarter-end.

As of June 30, 2018, the Corporation’s total risk-based capital ratio equaled 13.81 percent, common equity tier 1 capital ratio equaled 11.21 percent, and the tangible common equity ratio totaled 9.36 percent.

CONFERENCE CALL

First Merchants Corporation will conduct a second quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, July 26, 2018.

To participate, dial (Toll Free) 877-507-0578 and reference First Merchants Corporation's second quarter earnings release. International callers please call +1 412-317-1073. A replay of the call will be available until August 26, 2018. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529, or for International participants, dial +1 412-317-0088. The replay access code is 10120572.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme180726.html during the time of the call. A replay of the web cast will be available until July 26, 2019.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as Lafayette Bank & Trust and First Merchants Private Wealth Advisors (each as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	June 30,
	2018	2017
ASSETS
Cash and cash equivalents	$133,893	$142,650
Interest-bearing time deposits	36,599	48,305
Investment securities	1,619,683	1,343,323
Loans held for sale	2,046	4,036
Loans	7,081,059	5,613,144
Less: Allowance for loan losses	(77,543)	(70,471)
Net loans	7,003,516	5,542,673
Premises and equipment	94,397	92,637
Federal Home Loan Bank stock	24,588	19,015
Interest receivable	38,530	27,597
Goodwill and other intangibles	473,059	309,686
Cash surrender value of life insurance	222,905	200,125
Other real estate owned	9,071	11,893
Tax asset, deferred and receivable	24,619	27,331
Other assets	51,809	35,758
TOTAL ASSETS	$9,734,715	$7,805,029
LIABILITIES
Deposits:
Noninterest-bearing	$1,571,194	$1,398,237
Interest-bearing	5,932,621	4,618,867
Total Deposits	7,503,815	6,017,104
Borrowings:
Federal funds purchased	109,000	134,608
Securities sold under repurchase agreements	122,513	127,884
Federal Home Loan Bank advances	469,261	312,715
Subordinated debentures and term loans	138,352	128,742
Total Borrowings	839,126	703,949
Interest payable	4,807	3,477
Other liabilities	46,639	45,383
Total Liabilities	8,394,387	6,769,913
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding - 49,280,188 and 43,153,509 shares	6,160	5,394
Additional paid-in capital	836,549	593,904
Retained earnings	522,362	434,309
Accumulated other comprehensive income (loss)	(24,868)	1,384
Total Stockholders' Equity	1,340,328	1,035,116
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$9,734,715	$7,805,029

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Six Months Ended
(Dollars In Thousands, Except Per Share Amounts)	June 30,		June 30,
	2018	2017	2018	2017
INTEREST INCOME
Loans receivable:
Taxable	$84,663	$59,386	$162,930	$115,743
Tax-exempt	3,632	2,492	7,228	4,825
Investment securities:
Taxable	5,434	4,180	10,530	8,488
Tax-exempt	6,246	5,091	12,372	10,094
Deposits with financial institutions	633	114	764	158
Federal Home Loan Bank stock	263	204	667	393
Total Interest Income	100,871	71,467	194,491	139,701
INTEREST EXPENSE
Deposits	12,165	5,137	21,167	9,261
Federal funds purchased	61	103	441	331
Securities sold under repurchase agreements	172	110	345	198
Federal Home Loan Bank advances	1,845	1,177	4,004	2,155
Subordinated debentures and term loans	2,057	1,840	4,047	3,657
Total Interest Expense	16,300	8,367	30,004	15,602
NET INTEREST INCOME	84,571	63,100	164,487	124,099
Provision for loan losses	1,663	2,875	4,163	5,260
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	82,908	60,225	160,324	118,839
OTHER INCOME
Service charges on deposit accounts	5,038	4,438	9,815	8,612
Fiduciary and wealth management fees	3,150	2,609	6,566	5,249
Other customer fees	5,362	5,406	10,778	10,269
Earnings on cash surrender value of life insurance	1,007	2,971	2,183	3,869
Net gains and fees on sales of loans	1,600	1,617	3,421	2,892
Net realized gains on sales of available for sale securities	1,122	567	2,731	1,165
Other income	912	826	2,258	1,224
Total Other Income	18,191	18,434	37,752	33,280
OTHER EXPENSES
Salaries and employee benefits	32,192	27,076	64,418	52,808
Net occupancy	4,348	3,965	9,018	8,181
Equipment	3,556	2,907	7,224	5,714
Marketing	1,474	792	2,358	1,357
Outside data processing fees	3,462	3,086	6,426	5,702
Printing and office supplies	324	275	658	539
Intangible asset amortization	1,718	991	3,444	1,894
FDIC assessments	711	579	1,430	1,149
Other real estate owned and foreclosure expenses	362	731	764	1,262
Professional and other outside services	1,789	3,266	3,330	5,000
Other expenses	3,568	3,648	8,121	6,809
Total Other Expenses	53,504	47,316	107,191	90,415
INCOME BEFORE INCOME TAX	47,595	31,343	90,885	61,704
Income tax expense	7,961	7,207	14,572	14,375
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$39,634	$24,136	$76,313	$47,329
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.80	$0.57	$1.55	$1.14
Diluted Net Income Available to Common Stockholders	$0.80	$0.57	$1.54	$1.13
Cash Dividends Paid	$0.22	$0.18	$0.40	$0.33
Average Diluted Shares Outstanding (in thousands)	49,451	42,244	49,440	41,735

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
NET CHARGE-OFFS	$540	$629	$1,652	$826

AVERAGE BALANCES:
Total Assets	$9,697,020	$7,571,789	$9,535,774	$7,395,450
Total Loans	6,975,737	5,436,961	6,893,867	5,309,311
Total Earning Assets	8,741,173	6,812,451	8,579,076	6,670,358
Total Deposits	7,636,821	5,930,532	7,396,328	5,761,384
Total Stockholders' Equity	1,327,341	983,096	1,318,124	948,769

FINANCIAL RATIOS:
Return on Average Assets	1.63%	1.28%	1.60%	1.28%
Return on Average Stockholders' Equity	11.94	9.82	11.58	9.98
Return on Average Common Stockholders' Equity	11.95	9.82	11.58	9.98
Average Earning Assets to Average Assets	90.14	89.97	89.97	90.20
Allowance for Loan Losses as % of Total Loans	1.09	1.25	1.09	1.25
Net Charge-offs as % of Average Loans (Annualized)	0.03	0.05	0.05	0.03
Average Stockholders' Equity to Average Assets	13.69	12.98	13.82	12.83
Tax Equivalent Yield on Average Earning Assets	4.74	4.44	4.66	4.43
Interest Expense/Average Earning Assets	0.75	0.49	0.70	0.47
Net Interest Margin (FTE) on Average Earning Assets	3.99	3.95	3.96	3.96
Efficiency Ratio	49.32	53.61	50.30	53.13
Tangible Common Book Value Per Share	$17.71	$16.97	$17.71	$16.97

NON-PERFORMING ASSETS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
Non-Accrual Loans	$20,143	$27,497	$28,724	$32,253	$27,347
Renegotiated Loans	544	579	1,013	626	384
Non-Performing Loans (NPL)	20,687	28,076	29,737	32,879	27,731
Other Real Estate Owned	9,071	9,698	10,373	11,912	11,893
Non-Performing Assets (NPA)	29,758	37,774	40,110	44,791	39,624
90+ Days Delinquent	184	738	924	425	634
NPAs & 90 Day Delinquent	$29,942	$38,512	$41,034	$45,216	$40,258

Allowance for Loan Losses	$77,543	$76,420	$75,032	$73,354	$70,471
Quarterly Net Charge-offs	540	1,112	122	(800)	629
NPAs / Actual Assets %	0.31%	0.40%	0.43%	0.49%	0.51%
NPAs & 90 Day / Actual Assets %	0.31%	0.41%	0.44%	0.50%	0.52%
NPAs / Actual Loans and OREO %	0.42%	0.55%	0.59%	0.69%	0.70%
Allowance for Loan Losses / Actual Loans (%)	1.09%	1.11%	1.11%	1.13%	1.25%
Net Charge-offs as % of Average Loans (Annualized)	0.03%	0.07%	0.01%	(0.05)%	0.05%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
ASSETS
Cash and cash equivalents	$133,893	$128,828	$154,905	$146,607	$142,650
Interest-bearing time deposits	36,599	24,233	35,027	72,950	48,305
Investment securities	1,619,683	1,543,820	1,560,602	1,468,887	1,343,323
Loans held for sale	2,046	4,469	7,216	4,514	4,036
Loans	7,081,059	6,901,696	6,751,199	6,483,448	5,613,144
Less: Allowance for loan losses	(77,543)	(76,420)	(75,032)	(73,354)	(70,471)
Net loans	7,003,516	6,825,276	6,676,167	6,410,094	5,542,673
Premises and equipment	94,397	94,741	95,852	102,485	92,637
Federal Home Loan Bank stock	24,588	24,588	23,825	23,825	19,015
Interest receivable	38,530	35,223	37,130	32,366	27,597
Goodwill and other intangibles	473,059	474,777	476,503	478,558	309,686
Cash surrender value of life insurance	222,905	221,949	223,557	222,437	200,125
Other real estate owned	9,071	9,698	10,373	11,912	11,893
Tax asset, deferred and receivable	24,619	24,177	23,983	36,024	27,331
Other assets	51,809	61,017	42,338	38,744	35,758
TOTAL ASSETS	$9,734,715	$9,472,796	$9,367,478	$9,049,403	$7,805,029
LIABILITIES
Deposits:
Noninterest-bearing	$1,571,194	$1,698,958	$1,761,553	$1,662,814	$1,398,237
Interest-bearing	5,932,621	5,628,677	5,410,977	5,248,205	4,618,867
Total Deposits	7,503,815	7,327,635	7,172,530	6,911,019	6,017,104
Borrowings:
Federal funds purchased	109,000	50,000	144,038	100,000	134,608
Securities sold under repurchase agreements	122,513	138,910	136,623	142,107	127,884
Federal Home Loan Bank advances	469,261	449,419	414,377	406,820	312,715
Subordinated debentures and term loans	138,352	138,297	139,349	139,686	128,742
Total Borrowings	839,126	776,626	834,387	788,613	703,949
Interest payable	4,807	5,376	4,390	4,956	3,477
Other liabilities	46,639	50,086	52,708	61,695	45,383
Total Liabilities	8,394,387	8,159,723	8,064,015	7,766,283	6,769,913
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding	6,160	6,155	6,145	6,143	5,394
Additional paid-in capital	836,549	834,894	834,870	833,451	593,904
Retained earnings	522,362	493,624	465,231	449,759	434,309
Accumulated other comprehensive income (loss)	(24,868)	(21,725)	(2,908)	(6,358)	1,384
Total Stockholders' Equity	1,340,328	1,313,073	1,303,463	1,283,120	1,035,116
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$9,734,715	$9,472,796	$9,367,478	$9,049,403	$7,805,029

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
INTEREST INCOME
Loans receivable:
Taxable	$84,663	$78,267	$76,470	$71,491	$59,386
Tax-exempt	3,632	3,596	3,018	2,851	2,492
Investment securities:
Taxable	5,434	5,096	4,477	4,524	4,180
Tax-exempt	6,246	6,126	5,830	5,455	5,091
Deposits with financial institutions	633	131	294	284	114
Federal Home Loan Bank stock	263	404	259	242	204
Total Interest Income	100,871	93,620	90,348	84,847	71,467
INTEREST EXPENSE
Deposits	12,165	9,002	7,835	6,710	5,137
Federal funds purchased	61	380	55	175	103
Securities sold under repurchase agreements	172	173	146	133	110
Federal Home Loan Bank advances	1,845	2,159	1,577	1,464	1,177
Subordinated debentures and term loans	2,057	1,990	1,970	1,945	1,840
Total Interest Expense	16,300	13,704	11,583	10,427	8,367
NET INTEREST INCOME	84,571	79,916	78,765	74,420	63,100
Provision for loan losses	1,663	2,500	1,800	2,083	2,875
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	82,908	77,416	76,965	72,337	60,225
OTHER INCOME
Service charges on deposit accounts	5,038	4,777	5,066	5,044	4,438
Fiduciary and wealth management fees	3,150	3,416	3,345	2,995	2,609
Other customer fees	5,362	5,416	5,346	5,341	5,406
Earnings on cash surrender value of life insurance	1,007	1,176	1,133	1,575	2,971
Net gains and fees on sales of loans	1,600	1,821	2,355	2,317	1,617
Net realized gains on sales of available for sale securities	1,122	1,609	1,134	332	567
Other income	912	1,346	682	1,064	826
Total Other Income	18,191	19,561	19,061	18,668	18,434
OTHER EXPENSES
Salaries and employee benefits	32,192	32,226	33,760	33,244	27,076
Net occupancy	4,348	4,670	4,424	4,371	3,965
Equipment	3,556	3,668	3,898	3,478	2,907
Marketing	1,474	884	1,361	1,021	792
Outside data processing fees	3,462	2,964	3,378	3,162	3,086
Printing and office supplies	324	334	378	366	275
Intangible asset amortization	1,718	1,726	2,055	1,698	991
FDIC assessments	711	719	711	704	579
Other real estate owned and foreclosure expenses	362	402	311	330	731
Professional and other outside services	1,789	1,541	1,914	5,843	3,266
Other expenses	3,568	4,553	4,243	4,491	3,648
Total Other Expenses	53,504	53,687	56,433	58,708	47,316
INCOME BEFORE INCOME TAX	47,595	43,290	39,593	32,297	31,343
Income tax expense	7,961	6,611	15,210	7,939	7,207
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$39,634	$36,679	$24,383	$24,358	$24,136

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.80	$0.75	$0.49	$0.50	$0.57
Diluted Net Income Available to Common Stockholders	$0.80	$0.74	$0.49	$0.50	$0.57
Cash Dividends Paid	$0.22	$0.18	$0.18	$0.18	$0.18
Average Diluted Shares Outstanding (in thousands)	49,451	49,428	49,379	48,644	42,244
FINANCIAL RATIOS:
Return on Average Assets	1.63%	1.57%	1.06%	1.11%	1.28%
Return on Average Stockholders' Equity	11.94	11.21	7.53	7.83	9.82
Return on Average Common Stockholders' Equity	11.95	11.21	7.53	7.83	9.82
Average Earning Assets to Average Assets	90.14	89.78	88.73	89.16	89.97
Allowance for Loan Losses as % of Total Loans	1.09	1.11	1.11	1.13	1.25
Net Charge-offs as % of Average Loans (Annualized)	0.03	0.07	0.01	(0.05)	0.05
Average Stockholders' Equity to Average Assets	13.69	13.96	14.11	14.15	12.98
Tax Equivalent Yield on Average Earning Assets	4.74	4.57	4.67	4.56	4.44
Interest Expense/Average Earning Assets	0.75	0.65	0.57	0.53	0.49
Net Interest Margin (FTE) on Average Earning Assets	3.99	3.92	4.10	4.03	3.95
Efficiency Ratio	49.32	51.33	53.29	58.30	53.61
Tangible Common Book Value Per Share	$17.71	$17.14	$16.96	$16.62	$16.97

LOANS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
Commercial and industrial loans	$1,657,591	$1,554,169	$1,493,493	$1,436,092	$1,289,884
Agricultural production financing and other loans to farmers	89,093	98,315	121,757	117,751	75,746
Real estate loans:
Construction	714,866	590,093	612,219	498,862	442,389
Commercial and farmland	2,652,782	2,713,994	2,562,691	2,571,253	2,167,729
Residential	965,720	948,644	962,765	938,437	847,580
Home equity	518,699	510,545	514,021	502,240	436,038
Individuals' loans for household and other personal expenditures	92,809	88,235	86,935	86,406	79,887
Lease financing receivables, net of unearned income	1,945	2,193	2,527	3,877	232
Other commercial loans	387,554	395,508	394,791	328,530	273,659
Loans	7,081,059	6,901,696	6,751,199	6,483,448	5,613,144
Allowance for loan losses	(7,543)	(76,420)	(75,032)	(73,354)	(70,471)
NET LOANS	$7,073,516	$6,825,276	$6,676,167	$6,410,094	$5,542,673

DEPOSITS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
Demand deposits	$3,933,233	$3,740,395	$3,746,654	$3,562,718	$3,015,846
Savings deposits	2,099,771	2,109,071	1,994,366	1,884,705	1,708,478
Certificates and other time deposits of $100,000 or more	555,910	552,643	468,895	503,668	362,589
Other certificates and time deposits	602,239	584,377	581,894	585,042	511,935
Brokered deposits	312,662	341,149	380,721	374,886	418,256
TOTAL DEPOSITS	$7,503,815	$7,327,635	$7,172,530	$6,911,019	$6,017,104

NET INTEREST INCOME
(Dollars in Thousands)	For the Three Months Ended
	June 30, 2018			June 30, 2017
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$142,385	$633	1.78%	$42,794	$114	1.07%
Federal Home Loan Bank stock	24,588	263	4.28	18,655	204	4.37
Investment Securities: (1)
Taxable	852,865	5,434	2.55	717,818	4,180	2.33
Tax-Exempt (2)	745,598	7,906	4.24	596,223	7,832	5.25
Total Investment Securities	1,598,463	13,340	3.34	1,314,041	12,012	3.66
Loans held for sale	6,408	83	5.18	3,791	65	6.86
Loans: (3)
Commercial	5,142,093	67,510	5.25	3,911,477	45,400	4.64
Real Estate Mortgage	729,681	8,792	4.82	647,032	7,229	4.47
Installment	631,897	8,278	5.24	546,339	6,692	4.90
Tax-Exempt (2)	465,658	4,597	3.95	328,322	3,834	4.67
Total Loans	6,975,737	89,260	5.12	5,436,961	63,220	4.65
Total Earning Assets	8,741,173	103,496	4.74	6,812,451	75,550	4.44
Net unrealized gain (loss) on securities available for sale	(13,068)			4,908
Allowance for loan losses	(77,197)			(69,068)
Cash and cash equivalents	132,481			153,247
Premises and equipment	94,757			92,026
Other assets	818,874			578,225
Total Assets	$9,697,020			$7,571,789
Liabilities:
Interest-bearing deposits:
Interest-bearing NOW deposits	$2,325,705	$4,276	0.74%	$1,596,182	$1,089	0.27%
Money market deposits	1,081,830	1,583	0.59	901,077	600	0.27
Savings deposits	1,096,003	1,332	0.49	791,464	161	0.08
Certificates and other time deposits	1,491,207	4,974	1.33	1,281,132	3,287	1.03
Total Interest-bearing Deposits	5,994,745	12,165	0.81	4,569,855	5,137	0.45
Borrowings	674,040	4,135	2.45	618,335	3,230	2.09
Total Interest-bearing Liabilities	6,668,785	16,300	0.98	5,188,190	8,367	0.65
Noninterest-bearing deposits	1,642,076			1,360,677
Other liabilities	58,818			39,826
Total Liabilities	8,369,679			6,588,693
Stockholders' Equity	1,327,341			983,096
Total Liabilities and Stockholders' Equity	$9,697,020	16,300		$7,571,789	8,367
Net Interest Income (FTE)		$87,196			$67,183
Net Interest Spread (FTE)			3.76%			3.79%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			4.74%			4.44%
Interest Expense / Average Earning Assets			0.75%			0.49%
Net Interest Margin (FTE)			3.99%			3.95%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent and 35 percent for 2018 and 2017, respectively. These totals equal $2,625 and $4,083 for the three months ended June 30, 2018 and 2017, respectively.

(3) Non accruing loans have been included in the average balances.

NET INTEREST INCOME
(Dollars in Thousands)	For the Six Months Ended
	June 30, 2018			June 30, 2017
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$87,883	$764	1.74%	$36,662	$158	0.86%
Federal Reserve and Federal Home Loan Bank stock	24,487	667	5.45	18,312	393	4.29
Investment Securities: (1)
Taxable	831,743	10,530	2.53	714,672	8,488	2.38
Tax-Exempt (2)	741,096	15,661	4.23	591,401	15,529	5.25
Total Investment Securities	1,572,839	26,191	3.33	1,306,073	24,017	3.68
Loans held for sale	8,515	221	5.19	3,197	109	6.82
Loans: (3)
Commercial	5,061,717	129,663	5.12	3,846,622	89,494	4.65
Real Estate Mortgage	729,202	16,791	4.61	596,990	13,350	4.47
Installment	627,686	16,255	5.18	539,272	12,790	4.74
Tax-Exempt (2)	466,747	9,149	3.92	323,230	7,423	4.59
Total Loans	6,893,867	172,079	4.99	5,309,311	123,166	4.64
Total Earning Assets	8,579,076	199,701	4.66%	6,670,358	147,734	4.43%
Net unrealized gain on securities available for sale	(9,772)			2,762
Allowance for loan losses	(76,528)			(68,007)
Cash and cash equivalents	129,499			128,768
Premises and equipment	95,139			92,519
Other assets	818,360			569,050
Total Assets	$9,535,774			$7,395,450
Liabilities:
Interest-bearing deposits:
Interest-bearing NOW deposits	$2,153,878	$6,965	0.65%	$1,554,740	$1,926	0.25%
Money market deposits	1,085,740	2,858	0.53	845,536	941	0.22
Savings deposits	1,021,386	1,714	0.34	784,033	317	0.08
Certificates and other time deposits	1,488,664	9,630	1.29	1,223,426	6,077	0.99
Total Interest-bearing Deposits	5,749,668	21,167	0.74	4,407,735	9,261	0.42
Borrowings	760,643	8,837	2.32	641,499	6,341	1.98
Total Interest-bearing Liabilities	6,510,311	30,004	0.92	5,049,234	15,602	0.62
Noninterest-bearing deposits	1,646,660			1,353,649
Other liabilities	60,679			43,798
Total Liabilities	8,217,650			6,446,681
Stockholders' Equity	1,318,124			948,769
Total Liabilities and Stockholders' Equity	$9,535,774	30,004		$7,395,450	15,602
Net Interest Income (FTE)		$169,697			$132,132
Net Interest Spread (FTE)			3.74%			3.81%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			4.66%			4.43%
Interest Expense / Average Earning Assets			0.70%			0.47%
Net Interest Margin (FTE)			3.96%			3.96%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent and 35 percent for 2018 and 2017, respectively. These totals equal $5,210 and $8,033 for the six months ended June 30, 2018 and 2017, respectively.

(3) Non accruing loans have been included in the average balances.